BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

FORTIETH

ANNUAL SHAREHOLDER REPORT

2002

Contents of Report
Page 1 - 6	Shareholder Letter

Exhibit 1 Page 7	Statement of Income and Expenses by Calendar Quarter for the Year Ended December 31, 2002

Exhibit 2 Page 8	Historical Financial Information

Exhibit 3 Pages 9 - 10	Portfolio Transactions During the Period From October 1, 2002 through December 31, 2002

Exhibit 4 Page 11	Reports to Stockholders of Management Companies

Page 12	Independent Auditors' Report

Pages 13 - 26	Audited Financial Statements for the Year Ended December 31, 2002

MD&A 1 - 9	Management Discussion and Analysis

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BRIDGES INVESTMENT FUND, INC. AND IS UNDER NO CIRCUMSTANCES TO BE CONSTRUED AS AN OFFERING OF SHARES OF THE FUND. SUCH OFFERING IS MADE ONLY BY PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY INQUIRY TO THE FUND'S OFFICE.

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BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

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Bridges Investment Fund, Inc.

8401 West Dodge Road, Suite 256

Omaha, Nebraska  68144

Phone (402) 397-4700

                                                                                                                    January 23, 2003

Dear Shareholder:

Results

In 2002, Bridges Investment Fund, Inc. (BIF) had a total return of -25.1%, based on a year-end 2001 net asset value of $31.05 per share, a year-end 2002 net asset value of $23.05 per share, and a net investment income of $0.2055 per share during 2002. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was -25.14%.

Total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Standard & Poor's Composite 500 stock index. Since the Fund also owns fixed income securities, the total returns for the Salomon Brothers 7-10 year Corporate Bond Index are also included in the table below.

Yr. Over Yr. % Returns                                                                 Yr. End Asset Allocation

                                                                    Salomon Bros.

                                                                        7-10 Yr.                                         %                         %

Year             BIF             S&P 500             Corp. Index             Year             Equities             Fixed
2002	-25.14	-22.10	10.30	2002	88.8	11.2
2001	-18.89	-11.88	9.94	2001	82.7	17.3
2000	-14.09	-9.10	10.83	2000	83.1	16.9
1999	38.90	21.04	-3.02	1999	86.3	13.7
1998	27.48	28.58	9.14	1998	83.4	16.6

                                                                                                                                Salomon

                                                                                                                                Bros. 7-10 Yr.

                                                                                                                                Corporate

                                                                                     BIF             S & P 500        Index
Three year compound % annual total return:	-47.95	-37.59	34.40
Five year compound % annual total return:	-7.84	-2.88	42.24

The year 2002 was the third consecutive year of negative returns for the broad stock market. However, unlike 2001, when the stock market's relative returns were a function of a significant decline in the operating and financial performance for most companies due to a recessionary economic environment, the stock market decline in 2002 was driven by investor perceptions regarding the inherent riskiness of common stocks as a broad asset class.

This dynamic, which was driven in large part by the high profile accounting frauds of Enron, WorldCom, Adelphia, and a number of other large corporations, was frustrating because corporate financial performance, both broadly and for most of the companies owned in our portfolio, was actually reasonably good given the challenging economic environment.

In 2002, GDP rose 4%, and S&P 500 operating earnings increased 14% while interest rates as measured by the 10-year Treasury declined 25%, from 5.05% to 3.82%. In a vacuum, equities under those conditions should have risen 25-40%; instead, the S&P 500 declined 22%. Clearly, investors were focusing on issues other than the financial operating performance of most companies.

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Shareholder Letter                                               2                                     January 23, 2003

While in the short run, investors have many risks to worry about such as conflict in Iraq, a resumption of broad terrorism attacks in the U.S., or a persistently weak economic climate, we believe these risks are largely priced into stocks and bonds at this juncture. Further, the significant price decline in U.S. equities over the past three years has materially improved equity valuations such that we believe medium to long-term prospects for equities are very good, both absolutely and relative to bonds. As such, we have increased the exposure to equities in the Fund from a low of 68% during 2002 to almost 90% at present.

Despite the frustrating performance of the Fund's equities over the past several years, we believe our portfolio is comprised of companies that have strong competitive positions in growing industries and which have strong balance sheets and good prospects for better than average long-term growth in cash flow and earnings. While we expect continued significant stock market volatility during 2003, we believe that the current combination of low investor expectations, improved equity valuations, low interest rates, and the likelihood that economic conditions will get better on balance over the next 12-18 months sets the stage for stock prices to do much better on balance over the next two years than they have over the past two years.

The following tables summarize the performance of the Fund's top ten common stockholdings:

(2002 Results of the Fund's Top Ten Common Stocks)
		12/31/02%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Fair	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	02 Vs.01	2002	2003	Gr. Rate
70,000	Capital One	$2,080,400	5.0%	4.5%	-14.9%	-44.9%	30%	35%	7.6	6.6	20%
60,000	Alcoa	1,366,800	3.3%	3.0%	18.0%	-35.9%	3%	-31%	22.6	14.3	15%
30,000	Philip Morris	1,215,900	2.9%	2.7%	4.5%	-11.6%	11%	3%	8.9	8.6	10%
18,000	Freddie Mac	1,062,900	2.6%	2.3%	5.6%	-9.7%	21%	21%	11.6	10.3	14%
400	Berkshire B	969,200	2.3%	2.1%	-1.8%	-4.0%	-12%	-	-	-	-
40,000	Best Buy	966,000	2.3%	2.1%	8.2%	-51.4%	32%	42%	13.7	-	18%
17,000	Johnson&Johnson	913,070	2.2%	2.0%	-0.7%	-9.1%	13%	18%	23.9	20.5	14%
22,000	Harrah's Entertain.	871,200	2.1%	1.9%	-17.9%	7.0%	21%	47%	13.2	12.3	15%
170,000	Level 3 Comm.	833,000	2.0%	1.8%	26.0%	-2.0%	-	53%	-	-	9%
20,000	Morg.Stanley DW	798,400	1.9%	1.7%	17.8%	-28.6%	4%	-11%	14.1	13.0	13%
		$11,076,870	26.6%	24.1%

	Total Equities	$40,726,994		88.8%
	Total Net Assets	$45,854,541

(2001 Results of the Fund's Top Ten Common Stocks)
		12/31/01%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Fair	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	01 Vs. 00	2001	2002	Gr. Rate
50,000	Capital One	$2,697,500	5.4%	4.5%	17.3%	-17.9%	31%	30%	15.4	12.9	23%
85,000	West Corporation	2,119,900	4.3%	3.5%	26.0%	-11.3%	18%	11%	19.8	16.3	20%
30,000	Home Depot	1,530,300	3.1%	2.5%	33.1%	12.0%	24%	15%	34.0	-	20%
20,000	Freddie Mac	1,308,000	2.6%	2.2%	0.9%	-3.9%	20%	24%	13.5	11.8	14%
500	Berkshire B	1,262,500	2.5%	2.1%	8.4%	7.3%	-	-	-	-	-
40,000	Intel	1,258,000	2.5%	2.1%	54.0%	4.2%	11%	-68%	50.7	30.5	18%
50,000	Nokia	1,226,500	2.5%	2.0%	56.7%	-43.0%	38%	-13%	33.6	28.2	18%
13,000	Goldman Sachs	1,205,750	2.4%	2.0%	30.2%	-12.8%	-5%	-33%	19.1	16.8	13%
20,000	Johnson&Johnson	1,182,000	2.4%	2.0%	7.0%	13.8%	12%	17%	26.7	23.3	13%
20,000	Morg.Stanley DW	1,118,800	2.2%	1.9%	21.2%	-28.3%	20%	-33%	16.4	13.7	13%
		$14,909,250	29.9%	24.8%

	Total Equities	$49,823,918		83.3%
	Total Net Assets	$60,244,912

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Shareholder Letter                                                        3                                     January 23, 2003

The following table summarizes the performance of the Fund's common stocks over the past five years:

BIF Common Stock % Total Returns

Year	BIF Stocks	S&P 500
2002	-30.85	-22.10
2001	-22.95	-11.88
2000	-17.74	-9.10
1999	46.60	21.04
1998	32.93	28.58

While the Fund's long-term investment approach clearly was a drag on performance over the past several years, we believe that our discipline, which emphasizes holding strong companies that can compound business value for their shareholders over the long term remains both valid and viable despite the periodic difficulties that come with sluggish economic conditions and bear markets. We believe the portfolio currently contains high quality companies, whose current market prices significantly understate their long-term business value. We appreciate your patience during these challenging times.

Financial Statements

Details regarding the Fund's Audited Financial Statements will appear in the Independent Auditors' Report, in the Schedule of Portfolio Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statements of Changes in Net Assets, in the Notes to Financial Statements, and in the Financial Highlights. This information appears on pages 12 to 26 of this report.

Exhibits

The audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2002. Exhibit 2 sets forth the annual financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2002, and Exhibit 4 provides a required report concerning the votes cast on matters that were acted upon at the last Annual Meeting of Shareholders.

Dividend

On December 10, 2002, the Board of Directors declared a quarterly dividend from the net investment income earned during the October-December quarter of 2002 and from any undistributed net investment income that was earned earlier in 2002. This dividend was made payable on January 23, 2003, from net income that was received through December 31, 2002, to shareholders of record on December 31, 2002.

The exact amount for this dividend was delegated to the Chairman and the Treasurer of the Fund after the precise net income of the Fund was established on the record date. The Chairman and Treasurer determined the ordinary income dividend to be $.0555 per share to be paid out under the December 10, 2002, resolution adopted by the Board of Directors. The $.0555 per share dividend amount was confirmed and ratified by the Board of Directors at their most recent regular meeting that was held on January 14, 2003

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Shareholder Letter                                                   4                                   January 23, 2003.

Details regarding the Fund's Audited Financial Statements will appear in the Independent Auditors' Report, in the Schedule of Portfolio Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statements of Changes in Net Assets, in the Notes to Financial Statements, and in the Financial Highlights. This information appears on pages 12 to 26 of this report.

Exhibits

The audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2002. Exhibit 2 sets forth the annual financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2002, and Exhibit 4 provides a required report concerning the votes cast on matters that were acted upon at the last Annual Meeting of Shareholders.

Dividend

On December 10, 2002, the Board of Directors declared a quarterly dividend from the net investment income earned during the October-December quarter of 2002 and from any undistributed net investment income that was earned earlier in 2002. This dividend was made payable on January 23, 2003, from net income that was received through December 31, 2002, to shareholders of record on December 31, 2002.

The exact amount for this dividend was delegated to the Chairman and the Treasurer of the Fund after the precise net income of the Fund was established on the record date. The Chairman and Treasurer determined the ordinary income dividend to be $.0555 per share to be paid out under the December 10, 2002, resolution adopted by the Board of Directors. The $.0555 per share dividend amount was confirmed and ratified by the Board of Directors at their most recent regular meeting that was held on January 14, 2003

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Shareholder Letter                                                   4                                   January 23, 2003.

Tax Information

A letter of explanation regarding the taxability of the dividend payments made by the Fund during 2002 will accompany this letter to you. You should provide a copy of this letter, dated January 23, 2003, to your tax preparer or consultant. This letter specifies the information that is necessary for the preparation of a federal income tax return.

Form 1099-DIV

Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 2002 for your shareholder account on or about January 31, 2003.

Market Value Information

Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 2002. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2003.

Proxy Statement

The 2003 edition of the Notice of Annual Meeting of Shareholders and Proxy Statement is included with the mailing of this Annual Report. The Annual Meeting of Shareholders will be held on February 18, 2003 at 11:00 o'clock a.m. at the offices of the Fund. Your presence is requested by proxy or in person. The proxy form is enclosed along with a postage paid, return addressed envelope for use in your participation in the Fund's governance process.

Shareholder Statements

Those shareholders, who held directly or indirectly 1% of the total shares outstanding for the Fund on any quarterly dividend distribution date, receive with this mailing a standardized form to make a written statement as to their direct and indirect ownership of the Fund's shares. The Fund's personnel have provided you with the correct number of shares to include on the Shareholder Statement form. An Explanation Sheet has also been provided for background information. Please return your Shareholder Statement form with your proxy.

A letter of explanation regarding the taxability of the dividend payments made by the Fund during 2002 will accompany this letter to you. You should provide a copy of this letter, dated January 23, 2003, to your tax preparer or consultant. This letter specifies the information that is necessary for the preparation of a federal income tax return.

Form 1099-DIV

Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 2002 for your shareholder account on or about January 31, 2003.

Market Value Information

Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 2002. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2003.

Proxy Statement

The 2003 edition of the Notice of Annual Meeting of Shareholders and Proxy Statement is included with the mailing of this Annual Report. The Annual Meeting of Shareholders will be held on February 18, 2003 at 11:00 o'clock a.m. at the offices of the Fund. Your presence is requested by proxy or in person. The proxy form is enclosed along with a postage paid, return addressed envelope for use in your participation in the Fund's governance process.

Shareholder Statements

Those shareholders, who held directly or indirectly 1% of the total shares outstanding for the Fund on any quarterly dividend distribution date, receive with this mailing a standardized form to make a written statement as to their direct and indirect ownership of the Fund's shares. The Fund's personnel have provided you with the correct number of shares to include on the Shareholder Statement form. An Explanation Sheet has also been provided for background information. Please return your Shareholder Statement form with your proxy.

Prompts To Certain Information

Introduction Our Annual Reports have become books in terms of their length and the complexity and the number of subjects covered therein. Management is aware of this problem as a barrier to appealing reading and to the development of an understanding of the most important information to glean from a myriad of topics and numbers. With that concern in mind, the following "prompts" may be helpful.

Exhibit 2 and Footnote (6) The Fund maintained its 40-year record of increasing its total shares outstanding in every year of its operations over the prior year. There were 1,989,769 shares outstanding at December 31, 2002, up 49,274 shares, or 2.5%, for 2002 from the 1,940,494 outstanding at the end of 2001. There were $5,721,577 in redemptions in 2002, a record

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Shareholder Letter                                                 5                                       January 23, 2003

 annual high with a negative connotation. However, the Fund sold $7,245,639 worth of new shares of capital stock that represented the third best year for new capital raised, an achievement that is highly positive in a troubled environment for the stock market. Since there are no sales representatives or a distribution network to encourage investors into the Fund, the net gain in new capital could be perceived to be an affirmation of the long term investment strategies and the common stock selections that have been made over time.

Financial Highlights The ratio of expenses to average net assets rose six basis points to 0.85% during 2002. However, this expense ratio still tends to be on the low side for no-load mutual funds of our size. Actual expenses to operate the Fund declined from $502,991 in 2001 to $438,630 in 2002. Only three of eleven expense categories showed an increase in 2002 over 2001. The largest expense advance was the cost of expenses and fees for Independent Directors that advanced from $13,938 in 2001 to $17,334 during 2002. These numbers do not include compensation for the legal counsel to the Independent Directors. Nonetheless, the Fund continues to be operated on an economical basis for its shareholders, and the existence of Independent Directors in most mutual funds has been necessitated by the investing public's distrust of management's motives and actions and by a mandate from Federal regulators.

SEC Initiatives

The Securities and Exchange Commission currently has underway ten important initiatives in terms of proposed Rules and Regulations that could impact mutual funds now and in the future: (1) Certifications By Chief Executive Officers and Chief Financial Officers; (2) Proposed Form N-CSR (Certified Shareholder Report); (3) Audit Committee Membership, Financial Expert; (4) Code of Ethics Rules; (5) Proxy Voting Policy Rules; (6) Disclosures in Shareholder Reports and Quarterly Portfolios; (7) Improper Influence on Conduct of Audit Rules; (8) Rules Regarding Insider Trades During Pension Blackouts; (9) Customer Identification Programs, and (10) Amendments to Advertising Rules.

Items (1), (2), and (6) in this list of SEC initiatives will impact this report to you. Therefore, your attention is especially directed to Management's Discussion and Analysis that is appended to this report on the sheets that follow the audited financial statements. Particular reference should be made to pages MD&A 6 through MD&A 9 that describe "New Disclosures". Please bear in mind that these additions to this Annual Report are probably the result of the Enron, WorldCom, and other similar situations that arose in late 2001 and early 2002.

Outlook

During 2003, the U.S. economy should progress into its second year of recovery from the recession of 2001. At times, improvements may be slowed or reversed by events related to the war on terrorism. However, our management expects net gains for 2003 for the U.S. economy and related stock markets.

In remarks made soon after the "9/11" tragedies, President Bush expressed to our nation the probabilities were strong for a long war against persons who are irrevocably committed to punishing western civilization. The President observed that it would be hard to determine when the nations that side with America are winning the war, and sometimes victories or battles cannot be announced for protection of the sources of information and other security reasons.

President Bush has demonstrated strong leadership qualities during 2002 in both foreign and domestic areas. On-going political struggles make this conclusion a valid perception in the common stock market. Possible successes with a new income tax revision plan plus the

-----------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                    6                                        January 23, 2003

development of a consensus for funding of welfare programs could congeal a sense of optimism that lifts our nation's psyche and depressed stock prices.

From a long term perspective, Federal tax initiatives and programs will have to address the industries weakened by fear from counter attacks on the U.S. In particular, tax incentives to raise capital spending must be included in the economic recovery package. From a longer term perspective, public policy must be directed towards sustainable economic growth at an annual rate sufficient to support increases in Federal and State spending for medical services and improved education.

Appreciation to the Board of Directors

Over the 40 years that this letter has been authored or co-authored by Edson Bridges, the closing remarks to our shareholder letter always focus upon the steadfastness of the shareholders for their investments in our Fund, and for management's gratitude for you as investors with us. While our sentiments in those regards are still very strong, I believe the main emphasis for appreciation this year should be concentrated towards the Fund's Directors, collectively and individually.

Given the anxieties and the disappointments expressed towards corporate directors in the television media and the print press in recent years, there are strong incentives to decide not to serve on public company boards of directors and, perhaps, especially for mutual funds where values for common stocks have fallen for three straight years as an additional concern.

By adding the need to master the regulation changes and the challenge of operating as independent director members within the original corporate Board of Directors, we just raised the difficulty of serving our Fund exponentially. The Fund's leadership reorganized committees and their charters as well; thus, the independent members carry many new, difficult responsibilities.

Our Fund's Board of Directors is a group of persons who have come to like and respect one another very deeply over the years. Their time together has become especially meaningful when views are exchanged about the opportunities and the difficulties that are realized or faced in the industries they represent. The necessity to respond to regulation requirements has co-opted some of these strengths of our business relationships, yet our directors have stayed committed to their service here.

Therefore, it is most appropriate for the shareholders and the management to praise and thank them for their efforts, especially for the year of 2002.

Sincerely yours,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

 /s/ Edson L. Bridges III

Edson L. Bridges III

President

ELBII:ELBIII:kjs:elc

Introduction Our Annual Reports have become books in terms of their length and the complexity and the number of subjects covered therein. Management is aware of this problem as a barrier to appealing reading and to the development of an understanding of the most important information to glean from a myriad of topics and numbers. With that concern in mind, the following "prompts" may be helpful.

Exhibit 2 and Footnote (6) The Fund maintained its 40-year record of increasing its total shares outstanding in every year of its operations over the prior year. There were 1,989,769 shares outstanding at December 31, 2002, up 49,274 shares, or 2.5%, for 2002 from the 1,940,494 outstanding at the end of 2001. There were $5,721,577 in redemptions in 2002, a record

-----------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                 5                                       January 23, 2003

 annual high with a negative connotation. However, the Fund sold $7,245,639 worth of new shares of capital stock that represented the third best year for new capital raised, an achievement that is highly positive in a troubled environment for the stock market. Since there are no sales representatives or a distribution network to encourage investors into the Fund, the net gain in new capital could be perceived to be an affirmation of the long term investment strategies and the common stock selections that have been made over time.

Financial Highlights The ratio of expenses to average net assets rose six basis points to 0.85% during 2002. However, this expense ratio still tends to be on the low side for no-load mutual funds of our size. Actual expenses to operate the Fund declined from $502,991 in 2001 to $438,630 in 2002. Only three of eleven expense categories showed an increase in 2002 over 2001. The largest expense advance was the cost of expenses and fees for Independent Directors that advanced from $13,938 in 2001 to $17,334 during 2002. These numbers do not include compensation for the legal counsel to the Independent Directors. Nonetheless, the Fund continues to be operated on an economical basis for its shareholders, and the existence of Independent Directors in most mutual funds has been necessitated by the investing public's distrust of management's motives and actions and by a mandate from Federal regulators.

SEC Initiatives

The Securities and Exchange Commission currently has underway ten important initiatives in terms of proposed Rules and Regulations that could impact mutual funds now and in the future: (1) Certifications By Chief Executive Officers and Chief Financial Officers; (2) Proposed Form N-CSR (Certified Shareholder Report); (3) Audit Committee Membership, Financial Expert; (4) Code of Ethics Rules; (5) Proxy Voting Policy Rules; (6) Disclosures in Shareholder Reports and Quarterly Portfolios; (7) Improper Influence on Conduct of Audit Rules; (8) Rules Regarding Insider Trades During Pension Blackouts; (9) Customer Identification Programs, and (10) Amendments to Advertising Rules.

Items (1), (2), and (6) in this list of SEC initiatives will impact this report to you. Therefore, your attention is especially directed to Management's Discussion and Analysis that is appended to this report on the sheets that follow the audited financial statements. Particular reference should be made to pages MD&A 6 through MD&A 9 that describe "New Disclosures". Please bear in mind that these additions to this Annual Report are probably the result of the Enron, WorldCom, and other similar situations that arose in late 2001 and early 2002.

Outlook

During 2003, the U.S. economy should progress into its second year of recovery from the recession of 2001. At times, improvements may be slowed or reversed by events related to the war on terrorism. However, our management expects net gains for 2003 for the U.S. economy and related stock markets.

In remarks made soon after the "9/11" tragedies, President Bush expressed to our nation the probabilities were strong for a long war against persons who are irrevocably committed to punishing western civilization. The President observed that it would be hard to determine when the nations that side with America are winning the war, and sometimes victories or battles cannot be announced for protection of the sources of information and other security reasons.

President Bush has demonstrated strong leadership qualities during 2002 in both foreign and domestic areas. On-going political struggles make this conclusion a valid perception in the common stock market. Possible successes with a new income tax revision plan plus the

-----------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                    6                                        January 23, 2003

development of a consensus for funding of welfare programs could congeal a sense of optimism that lifts our nation's psyche and depressed stock prices.

From a long term perspective, Federal tax initiatives and programs will have to address the industries weakened by fear from counter attacks on the U.S. In particular, tax incentives to raise capital spending must be included in the economic recovery package. From a longer term perspective, public policy must be directed towards sustainable economic growth at an annual rate sufficient to support increases in Federal and State spending for medical services and improved education.

Appreciation to the Board of Directors

Over the 40 years that this letter has been authored or co-authored by Edson Bridges, the closing remarks to our shareholder letter always focus upon the steadfastness of the shareholders for their investments in our Fund, and for management's gratitude for you as investors with us. While our sentiments in those regards are still very strong, I believe the main emphasis for appreciation this year should be concentrated towards the Fund's Directors, collectively and individually.

Given the anxieties and the disappointments expressed towards corporate directors in the television media and the print press in recent years, there are strong incentives to decide not to serve on public company boards of directors and, perhaps, especially for mutual funds where values for common stocks have fallen for three straight years as an additional concern.

By adding the need to master the regulation changes and the challenge of operating as independent director members within the original corporate Board of Directors, we just raised the difficulty of serving our Fund exponentially. The Fund's leadership reorganized committees and their charters as well; thus, the independent members carry many new, difficult responsibilities.

Our Fund's Board of Directors is a group of persons who have come to like and respect one another very deeply over the years. Their time together has become especially meaningful when views are exchanged about the opportunities and the difficulties that are realized or faced in the industries they represent. The necessity to respond to regulation requirements has co-opted some of these strengths of our business relationships, yet our directors have stayed committed to their service here.

Therefore, it is most appropriate for the shareholders and the management to praise and thank them for their efforts, especially for the year of 2002.

Sincerely yours,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

 /s/ Edson L. Bridges III

Edson L. Bridges III

President

ELBII:ELBIII:kjs:elc

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF INCOME AND EXPENSES

BY CALENDAR QUARTER

FOR THE YEAR ENDED DECEMBER 31, 2002
	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002	Annual Total
Investment Income:
Interest	$107,076	$ 92,310	$110,727	$ 85,952	$ 396,065
Dividends	95,025	119,220	108,911	128,571	451,727
Total Investment Income	$202,101	$211,530	$219,638	$214,523	$ 847,792

Expenses:
Management fees	$ 71,821	$ 68,117	$ 58,158	$ 60,242	$258,338
Custodian fees	9,682	9,312	8,316	8,524	35,834
Insurance	7,349	7,349	7,348	7,349	29,395
Bookkeeping services	5,897	5,609	5,296	5,523	22,325
Printing and supplies	8,850	3,427	3,459	4,088	19,824
Professional services	5,511	3,450	3,512	5,801	18,274
Dividend disbursing and transfer agent fees	8,353	6,469	6,054	6,365	27,241
Computer programming	2,250	2,250	2,250	2,250	9,000
Taxes and licenses	266	267	266	266	1,065
Independent Directors expenses & fees	3,021	3,750	3,621	6,942	17,334

Total Expenses	$123,000	$110,000	$ 98,280	$107,350	$438,630

NET INVESTMENT INCOME	$ 79,101	$101,530	$121,358	$107,173	$409,162

Sources:  Unaudited Quarterly Reports to the Shareholders of Bridges

                  Investment Fund, Inc. for the March 31, June 30, and September 30

                  periods.  Annual total information is per the accompanying financial statements.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

 - - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--
12-31-02	45,854,541	1,989,769	23.05	.20	--

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 3

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2002, THROUGH DECEMBER 31, 2002

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Alcoa, Inc.	25,000	60,000
Applied Materials, Inc.	20,000	60,000
Automatic Data Processing	5,000	20,000
Best Buy, Inc.	15,000	40,000
Capital One Financial	10,000	70,000
Cardinal Health, Inc.	3,000	3,000
Centex Corporation	3,000	3,000
Comcast Corp. Class A Special	2,000	12,000
Concord EFS, Inc.	20,000	40,000
D. R. Horton, Inc.	7,000	20,000
EBAY, Inc.	10,000	10,000
Fair Isaac & Co., Inc.	2,000	12,000
Fiserv, Inc. Wisconsin	5,000	20,000
Flextronics International Ltd.	11,000	65,000
Harrahs Entertainment, Inc.	2,000	22,000
Home Depot, Inc.	5,000	30,000
Level 3 Communications	6,000	170,000
MBNA Corporation	10,000	35,000
MDU Resources Group, Inc.	10,000	25,000
Northern Trust Company	2,000	12,000
Pfizer, Inc.	10,000	10,000
Philip Morris Companies, Inc.	10,000	30,000
R. J. Reynolds Holding 7.25% due 06-01-12	250M	250M
Retek, Inc.	10,000	25,000
Solectron Corporation	10,000	50,000
Sprint PCS Corporation	10,000	30,000
TCF Financial Corp.	5,000	10,000
Target Corp.	8,000	23,000
Tidewater, Inc.	3,000	13,000
Yum! Brands, Inc.	10,000	20,000
Various Issues of Commercial Paper Notes Purchased during 4th Quarter, 2002	36,619M	-0-

-------------------------------------------------------------------------------------

Exhibit 3

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2002, THROUGH DECEMBER 31, 2002

(Continued)

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Berkshire Hathaway, Inc. Class B	100	400
(1) CFC Capital Trust 9.375% Preferred - Series B	5,000	--
Flextronics International Ltd.	6,000	54,000
Freddie Mac	2,000	18,000
Gannett, Inc.	7,000	--
General Electric Co.	20,000	--
Goldman Sachs Group, Inc.	2,000	8,000
Johnson & Johnson	3,000	17,000
Level 3 Communications	11,000	164,000
Qualcomm, Inc.	10,000	--
Target Corporation	10,000	15,000
Travelers Property Casualty Corp. Class A	430	--
Travelers Property Casualty Corp. Class B	887	--
U.S. Treasury 10.75% Bonds due 02-15-2003	200M	--
Wells Fargo & Co.	5,000	15,000
Various Issues of Commercial Paper Notes maturing during 4th Quarter, 2002	40,843M	--

(1)  Called in full on December 31, 2002 at par.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 4

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1) Annual Meeting held on February 19, 2002, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for

Annual Election):

	- - - - - -Votes Cast - - - - - -
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,582,777	32	2,000
Edson L. Bridges II	1,582,777	32	2,000
Edson L. Bridges III	1,582,777	32	2,000
N. P. Dodge, Jr.	1,582,777	32	2,000
John W. Estabrook	1,582,777	32	2,000
Jon D. Hoffmaster	1,582,777	32	2,000
John J. Koraleski	1,582,777	32	2,000
Roger D. Kupka	1,582,777	32	2,000
Gary L. Petersen	1,582,777	32	2,000
John T. Reed	1,582,777	32	2,000
Roy A. Smith	1,582,777	32	2,000
Janice D. Stoney	1,582,777	32	2,000
L.B. Thomas	1,582,777	32	2,000
John K. Wilson	1,582,777	32	2,000

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2002 through April 17, 2003	1,582,203	32	2,574
(b) For the ratification of the selection of KPMG LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2002	1,571,439	32	13,338

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of

Bridges Investment Fund, Inc.

Omaha, Nebraska

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001, 2000, 1999, and 1998 were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Omaha, Nebraska

January 16, 2003

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2002
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS - (88.8%)

Advertising - 1.1%
Omnicom Group, Inc.	8,000	$ 541,062	$ 516,800

Airlines - 0.5%
Southwest Airlines Co.	15,000	$ 303,021	$ 208,500

Banking and Finance - 6.0%
Fifth Third Bancorp	5,000	$ 232,812	$ 292,750
First National of Nebraska, Inc.	250	401,835	746,250
State Street Corporation	15,000	62,367	585,000
TCF Financial Corporation	10,000	400,929	436,900
Wells Fargo & Co.	15,000	515,731	703,050
		$ 1,613,674	$ 2,763,950

Beverages - Soft Drinks - 1.4%
PepsiCo, Inc.	15,000	$ 192,169	$ 633,300

Building - Residential/Commercial - 1.1%
Centex Corporation	3,000	$ 153,814	$ 150,600
D. R. Horton, Inc.	20,000	407,704	347,000
		$ 561,518	$ 497,600

Casino Hotels - 1.9%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 871,200

Computers - Hardware and Software - 3.1%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 524,000
Microsoft Corporation*	15,000	266,000	775,500
Retek, Inc.*	25,000	369,992	68,000
Tibco Software, Inc.*	6,000	153,194	37,080
		$ 1,150,581	$ 1,404,580

Computers - Memory Devices - 0.5%
EMC Corporation/MASS*	35,000	$ 494,601	$ 214,900

Computers - Micro - 0.2%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 108,850

Data Processing and Management - 6.1%
Automatic Data Processing	20,000	$ 919,731	$ 785,000
CSG Systems International, Inc.*	20,000	678,776	273,000
Fair Isaac and Company, Incorporated	12,000	234,627	512,400
First Data Corporation	15,000	490,500	531,150
Fiserv, Inc.*	20,000	664,527	679,000
		$ 2,988,161	$ 2,780,550

Diversified Operations - 2.1%
Berkshire Hathaway Inc., Class B *	400	$ 528,413	$ 969,200

*Nonincome-producing security

------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002

Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Drugs - Medicines - Cosmetics - 6.2%
Abbott Laboratories	15,000	$ 169,395	$ 600,000
Amgen, Inc.*	15,000	463,500	725,100
Elan Corporation PLC ADR*	15,000	371,827	36,900
Johnson & Johnson	17,000	349,887	913,070
Merck & Co., Inc.	10,000	208,985	566,100
		$ 1,563,594	$ 2,841,170

E-Commerce - 1.5%
Ebay, Inc.*	10,000	$ 627,530	$ 678,200

Electric - Generation - 1.8%
AES Corporation*	60,000	$ 1,152,252	$ 181,200
MDU Resources Group, Inc.	25,000	608,559	645,250
		$ 1,760,811	$ 826,450

Electronic Components - Conductors - 5.0%
Altera Corporation*	40,000	$ 1,042,102	$ 493,600
Analog Devices, Inc.*	20,000	753,090	477,400
Applied Materials, Inc.*	60,000	1,127,600	781,800
Intel Corporation	35,000	524,247	544,950
		$ 3,447,039	$ 2,297,750

Electronics - 1.5%
Flextronics International Ltd.*	65,000	$ 1,333,719	$ 532,350
Solectron Corporation *	50,000	595,457	177,500
		$ 1,929,176	$ 709,850

Fiduciary Banks - 0.9%
Northern Trust Co.	12,000	$ 567,304	$ 420,600

Finance - Diversified - 2.5%
Citigroup, Inc.	9,999	$ 481,932	$ 351,865
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	798,400
		$ 1,609,532	$ 1,150,265

Finance - Investment Banks - 2.0%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 544,800
Charles Schwab Corporation	35,000	740,499	379,750
		$ 1,434,944	$ 924,550

Finance - Real Estate - 2.3%
Freddie Mac	18,000	$ 497,767	$ 1,062,900

Finance - Services - 8.6%
Capital One Financial Corporation	70,000	$ 1,987,189	$ 2,080,400
Concord EFS, Inc.*	40,000	683,660	629,600
MBNA Corporation	35,000	759,464	665,700
Paychex, Inc.	20,000	547,840	558,000
		$ 3,978,153	$ 3,933,700

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
 (Continued)

DECEMBER 31, 2002

Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Insurance - Multiline - 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 578,500

Linen Supply and Related Products - 1.0%
Cintas Corporation	10,000	$ 350,987	$ 457,500
Medical Instruments - 1.0%
Medtronic, Inc.	10,000	$ 504,734	$ 456,000

Medical - Drugs - 0.7%
Pfizer, Inc.	10,000	$ 289,700	$ 305,700

Medical - Wholesale Drug Distribution - 0.4%
Cardinal Health, Inc.	3,000	$ 185,670	$ 177,570

Metal - Aluminum - 3.0%
Alcoa, Inc.	60,000	$ 1,701,327	$ 1,366,800

Metal Products - Fasteners - 0.7%
Illinois Tool Works, Inc.	5,000	$ 369,449	$ 324,300

Oil and Gas - Field Services - 0.9%
Tidewater, Inc.	13,000	$ 509,174	$ 404,300

Petroleum Producing - 3.1%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 772,350
ChevronTexaco Corporation	10,000	340,535	664,800
		$ 783,773	$ 1,437,150

Retail Stores - Restaurants - 2.2%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 516,600
Yum! Brands, Inc.*	20,000	530,866	484,400
		$ 1,040,460	$ 1,001,000

Retail Stores - Apparel and Clothing - 1.7%
Gap, Inc.	50,000	$ 521,360	$ 776,000

Retail Stores - Building Materials and Home Improvement - 1.6%
The Home Depot, Inc.	30,000	$ 672,737	$ 720,600

Retail Stores - Consumer Electronics - 2.1%
Best Buy Company, Inc.*	40,000	$ 1,091,334	$ 966,000

Retail Stores - Department - 1.5%
Target Corporation	23,000	$ 330,733	$ 690,000

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Schools - 0.7%
DeVry, Inc.*	20,000	$ 517,907	$ 332,200

Telecommunications - 4.8%
Level 3 Communications *	170,000	$ 1,500,472	$ 833,000
Sprint PCS Corporation *	30,000	629,783	131,400
Vodafone Group PLC ADR	35,000	848,863	634,200
West Corporation *	42,815	787,756	710,729
WorldCom, Inc. *	25,000	565,758	3,450
		$ 4,332,632	$ 2,312,779

Telecommunications - Equipment - 1.4%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 620,000

Television - Cable - 0.6%
Comcast Corporation - Special Class A *	12,000	$ 356,075	$ 271,080

Tobacco - 2.7%
Philip Morris Companies, Inc.	30,000	$ 1,325,692	$ 1,215,900

Transportation - Airfreight - 1.1%
EGL, Inc. *	35,000	$ 466,542	$ 498,750

TOTAL COMMON STOCKS		$43,518,100	$40,726,994

PREFERRED STOCKS - (2.0%)

Banking and Finance - 1.1%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,100
Harris Preferred Capital Corp. 7.375% Series A	10,000	250,000	251,000
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	121,000
		$ 500,000	$ 497,100

Oil Comp. - Exploration and Production - 0.3%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 125,500

Utilities - Electric - 0.6%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 266,800

Total Preferred Stocks		$ 875,000	$ 889,400

Total Stocks		$44,393,100	$41,616,394

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Principal Amount	Cost	Fair Value

DEBT SECURITIES (9.0%)

Auto-Cars/Light Trucks - 0.5%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 246,256

Electronic Components - Conductors - 0.6%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 275,839

Energy - Alternate Sources - 0.5%
CalEnergy Co., Inc. 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 212,500

Finance - Services - 0.6%
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	$ 268,125	$ 268,650

Hotels and Motels - 0.6%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 291,106

Medical - Wholesale Drug Distribution - 0.6%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$ 250,000	$ 260,689	$ 286,196

Retail Stores - Department - 0.6%
Dillard Department Stores, Inc. 7.850% Debentures due October 1, 2012	$ 150,000	$ 151,347	$ 145,557

Sears Roebuck & Co. 9.375% Debentures due November 1, 2011	100,000	106,399	111,510
		$ 257,746	$ 257,067

Telecommunications - 0.7%
Level 3 Communications, Inc. 9.125% Senior Notes due May 1, 2008	$ 500,000	$ 346,223	$ 310,000

Tobacco - 0.6%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$ 250,000	$ 260,975	$ 267,298

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Principal Amount	Cost	Fair Value

U.S. Government - 3.7%
U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	$ 303,245	$ 324,187

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	336,517

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	244,219

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	212,906

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	220,656

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	392,859
		$ 1,646,260	$ 1,731,344

TOTAL DEBT SECURITIES		$ 3,998,878	$ 4,146,256

TOTAL INVESTMENTS IN SECURITIES - (99.8%)		$48,391,978	$45,762,650
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.2%)			91,891
NET ASSETS, December 31, 2002 - (100.0%)			$45,854,541

The accompanying notes to financial statements
are an integral part of this schedule.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

ASSETS
Investments, at fair value
Common and preferred stocks (cost $44,393,100)	$41,616,394
Debt securities (cost $3,998,878)	4,146,256
Total investments	$45,762,650

Cash	165,352
Receivables
Dividends and interest	116,112
Subscriptions to capital stock	25,468

TOTAL ASSETS	$46,069,582

LIABILITIES
Investment advisor, management and
service fees payable	$ 60,242
Accrued operating expenses	44,367
Distributions payable	110,432
TOTAL LIABILITIES	$ 215,041

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,989,769 shares outstanding	$ 1,989,769

Paid-in surplus -	46,947,958
Net capital	$48,937,727

Net unrealized depreciation on investments	(2,629,328)
Accumulated undistributed net realized loss	(453,858)
Accumulated undistributed net investment income	--____
TOTAL NET ASSETS	$45,854,541
===========

NET ASSET VALUE PER SHARE	$23.05
======

OFFERING PRICE PER SHARE	$23.05
======

REDEMPTION PRICE PER SHARE	$23.05
======

The accompanying notes are an integral
part of these financial statements.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME
Interest	$ 396,065
Dividends (Net of foreign withholding taxes
of $5,711)	451,727

Total Investment Income		$ 847,792

EXPENSES
Management fees	258,339
Custodian fees	35,834
Insurance and other administrative fees	29,395
Bookkeeping services	22,325
Printing and supplies	19,824
Professional services	18,273
Dividend disbursing and transfer
agent fees	27,241
Computer programming	9,000
Taxes and licenses	1,065
Independent directors expense and fees	17,334

Total Expenses		$ 438,630
NET INVESTMENT INCOME		$ 409,162

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$ (138,613)

Net decrease in unrealized appreciation/
(depreciation) of investments	(15,770,722)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(15,909,335)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(15,500,173)
		=============

The accompanying notes are an integral
part of these financial statements.

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BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
	2002	2001
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 409,162	$ 496,030
Net realized loss on
transactions in investments	(138,613)	(28,938)
Net decrease in unrealized
appreciation of investments	(15,770,722)	(14,435,181)
Net decrease in net assets
resulting from operations	$(15,500,173)	$(13,968,089)

Net equalization debits/credits	(5,237)	2,565

Distributions to shareholders from -
Net investment income	(409,023)	(496,030)
Net realized gain from investments	--	--
Return of capital	--	(4,660)
Net capital share transactions	1,524,062	3,299,606

Total decrease in net assets	$(14,390,371)	$(11,166,608)

NET ASSETS:
Beginning of year	$ 60,244,912	$ 71,411,520

End of year - (includes $2,548 of undistributed net investment income in 2001)	$ 45,854,541 ============	$ 60,244,912 ============

The accompanying notes are an integral
part of these financial statements.

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BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments -

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2002	2001	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 7,520,106	$17,701,567

Aggregate gross unrealized depreciation on securities	(10,149,434)	(4,560,173)

Net	$(2,629,328)	$13,141,394	$(15,770,722)
	============	============	=============

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

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   B. Federal Income Taxes -

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $355,038 at December 31, 2002, which if not offset by subsequent capital gains will expire in 2009.  Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31, 2002 ("Post

      October Losses") of $98,819.  These losses will be realized on January 1,

      2003.

   C. Distribution To Shareholders -

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization -

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter,

-----------------------------------------------------------------------------------

    equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed during the year ended December 31, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the years ended
    December 31, was:

	2002	2001

Other Securities	$18,088,810	$12,411,091
	===========	===========

      Net proceeds from sales of long-term investments during the years ended December 31, were:

	2002	2001

United States government obligations	$ 702,000	$ 200,000
Other Securities	10,209,786	7,523,042
Total Net Proceeds	$10,911,786	$ 7,723,042
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

 ------------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2002	2001

Shares sold	278,124	212,033
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	12,549	13,597
	290,673	225,630
Shares redeemed	241,399	135,437
Net increase	49,274	90,193
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2002	2001

Shares sold	$ 6,925,345	$ 7,104,952
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	320,294	465,193
	$ 7,245,639	$ 7,570,145

Shares redeemed	5,721,577	4,270,539
Net increase	$ 1,524,062	$ 3,299,606
	===========	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

       On December 31, 2002, a cash distribution was declared from net investment income accrued through December 31, 2002.  This distribution was calculated as $.0555 per share.  The dividend will be paid on January 23, 2003 to shareholders of record on December 31, 2002.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*

Per share income and capital changes for a share outstanding for each of the last five years were:

Per share income and capital changes for a share outstanding for each of the last five years were:
	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$31.05	$38.59	$46.24	$34.26	$29.02

Income/(Loss) From Investment Operations Operations
Net Investment Income	$ .20	$ .26	$ .40	$ .30	$ .44
Net Gains or (Losses) on Securities (both realized and unrealized)	(8.00)	(7.54)	(6.84)	12.89	7.36
Total From Investment Operations	$(7.80)	$(7.28)	$(6.44)	$13.19	$ 7.80

Less Distributions
Dividends from net investment income	$ (.20)	$ (.26)	$ (.40)	$ (.30)	$ (.44)
Distributions from capital gains	-__	-__	(.81)	(.91)	(2.12)
Total Distributions	$ (.20)	$ (.26)	$(1.21)	$(1.21)	$(2.56)

Net Asset Value, End of Period	$23.05	$31.05	$38.59	$46.24	$34.26

Total Return	(25.13)%	(18.89)%	(14.09)%	38.90%	27.48%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$45,855	$60,245	$71,412	$69,736	$48,433
Ratio of Expenses to Average Net Assets**	.85%	.79%	.72%	.73%	.77%
Ratio of Net Investment Income to Average Net Assets **	.79%	.79%	.95%	.78%	1.37%
Portfolio Turnover Rate	23%	14%	19%	16%	24%

* Per share income and capital change data is computed using the weighted average number of shares outstanding method.

** Average net asset data is computed using monthly net asset value figures.

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Bridges Investment Fund, Inc.                                January 23, 2003

Shareholder Communication

Annual Report for 2002

MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)

Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

Mr. Edson L. Bridges III, CFA, President of the Fund and Executive Vice President, Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 18 years.

Mr. Brian M. Kirkpatrick, CFA, Vice President of the Fund and Director of Research for Bridges Investment Counsel, Inc., is capable for assuming portfolio management responsibilities of the Fund in instances where his decisions would be needed. Mr. Kirkpatrick has a more than ten year career with the Firm.

Mr. Edson L. Bridges II, CFA, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person to Mr. Bridges III and to Mr. Kirkpatrick whenever the assumption of that responsibility is appropriate or required. Mr. Bridges' career as an investment adviser covers a span of more than 43 years.

Item 5A.(a)

The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 2002, the most recently completed fiscal year, developed a negative 25.14% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of Registrant during the most recently completed fiscal year are fully described on pages one through six of the Shareholder Letter.

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Shareholder Communication              MD&A-2                 January 23, 2003

Item 5A.(b)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A 5. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2002 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A 4.

The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would historically average between 70% to 90% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 2002, the Fund's total return trailed the S & P's performance by a wide margin due to an over sized concentration of assets in technology and communications services companies plus a smattering of other companies that faced problems unique to their own situations.

Item 5A.(c)

This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year, 2002.

The initiative to support the primary investment objective of long term capital growth is causing a reduction in the representation of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio relative to the early and middle years of the 1990's. Further, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1998 to 2002 time frame. This change in the composition of the common stock portion of the portfolio has diminished investment income.

The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

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Shareholder Communication         MD&A-3                     January 23, 2003

Extra Performance Information

History of Calculations for MD&A Page 5 The table that appears on page 5 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.

The level of prices at the opening of the investment and at the time of the last calculation produce the dominant forces in the determination of the final results:

Value of a $10,000 Investment

                            % Chg.                 % Chg.             % Chg.

                            From                    From               From

Annual                      Prior                   Prior              Prior

Report                      Year                    Year               Year

Year     Investment     1 Yr. Disclo.     5 Yr.     Disclo.     10 Yr. Disclo.

1993     BIF, Inc.     10,618     N.C.     17,154     N.C.     27,656     N.C.

1994     BIF, Inc.     10,033     -5.5     13,882     -19.1    27,502   - 0.6

1995     BIF, Inc.     13,066     +30.2    18,031     +29.9   27,949    + 1.6

1996     BIF, Inc.     11,792     -9.8     17,566      -2.6   28,186    + 0.8

1997     BIF, Inc.     12,229    + 3.9     20,147     +14.7   35,959    +27.6

1998     BIF, Inc.     12.712    + 3.9     24,098     +19.6   41,014    +14.1

1999     BIF, Inc.     13,891    + 9.3     33,467     +38.9   46,614    +13.6

2000     BIF, Inc.      8,591    -38.1     21,948     -34.4   39,332    -15.6

2001     BIF, Inc.      8,111    - 5.6     15,086     -31.3   26,358    -33.0

2002     BIF, Inc.      7,486    - 7.7      9,233     -38.8   18,609    -29.4

1993     S&P 500      11,010      N.C.     19,703     N.C.    39,656     N.C.

1994     S&P 500      10,122     -8.1      15,153     -23.1   37,800     - 4.7

1995     S&P 500      13,661    +35.0      21,334     +40.8   39,519     + 4.6

1996     S&P 500      12,229    -10.5      20,134     - 5.6   41,001     + 3.8

1997     S&P 500      13,332    + 9.0      25,112     +24.7   55,261     +34.8

1998     S&P 500      12,852    - 3.6      29,366     +16.3   57,706     + 4.4

1999     S&P 500      12,101    -.5.8      35,026     +19.3   53,075     - 8.8

2000     S&P 500       9,089    -24.9      23,163     -33.9   49,728     - 6.2

2001     S&P 500       8,317    - 8.5      16,616     -28.3   33,679     -32.2

2002     S&P 500       7,795    - 6.3       9,716     -41.5   24,397     -27.6

Sources: Graphs in MD&A Reports 1993 through 2002

N.C.: Not Calculated

The foregoing data show significant variations from year to year. The phenomenon results primarily from a change in the values for the beginning and ending year in the calculations. The results for 2002 are the weakest of the ten sets of measurements. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for the comparative investment in the

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Shareholder Communication         MD&A-4                         January 23, 2003

Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this same information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for the summary presentation of this information.

The background factors to the graphical and summary presentation are set forth in the outline below:

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

    1. The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

    2. The subsequent account values are based on the net asset values of the
       Fund last calculated on the last business day of the first and each subsequent fiscal year.

    3. The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

    4. All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard &
       Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

    5. Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund.  The Standard & Poor's
       500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, the Fund's management has decided not to present the comparisons to the more narrow indices than the Standard & Poor's 500 Composite Stock Index.

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Shareholder Communication                MD&A-5             January 23, 2003

Year	BIF	S & P 500

1992	10,000.00	10,000.00
1993	10,627.04	11,001.46
1994	10,656.94	11,150.57
1995	13,953.70	15,325.32
1996	16,471.43	18,835.62
1997	20,147.18	25,111.64
1998	25,680.73	32,273.51
1999	35,671.71	39,055.90
2000	30,647.48	35,498.19
2001	24,859.17	31,297.94
2002	18,609.39	24,397.43

(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:

1 Year - 25.14%

5 Year - 1.58%

10 Year 6.41%

Past Performance is not predictive of future performance.

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Shareholder Communication             MD&A-6                     January 23, 2003

New Disclosures

Introduction  The following statements are made in response to initiatives underway at the Securities and Exchange Commission and in Congress. The Sarbanes-Oxley Act of 2002 provides the genesis for many of these disclosures. As of the date of this letter, we are awaiting publication of the text of final rules from the SEC with respect to certain initiatives discussed below. Therefore, our responses are based upon requests for information to be forwarded to mutual fund shareholders that are largely founded upon proposed regulatory requirements available to us. In particular, the Commission will require the filing of a new Form N-CSR to provide specific certifications by the Fund's principal officers with every report required to be transmitted to shareholders under Rule 30e-1. Each officer will provide his or her certification on a separate document. The proposed Form N-CSR includes four items of information to be reported: Item 3. Code of Ethics, Item 4. Audit Committee Financial Experts, Item 5. Controls and Procedures, and Item 6. Exhibits.

Code of Ethics  At December 31, 2002, the Fund and its investment adviser have adopted a written code of ethics that applies to the principal executive officer, the principal financial officer, the principal accounting officer, a controller, or persons performing similar functions thereof. Our Code of Ethics, that is more broadly based than the regulatory requirements, became effective on May 1, 1981. This Code of Ethics applies to all employees of the investment adviser and the Fund. It has been amended and restated on several occasions to meet new conditions and requirements. The most recent restated and amended version was adopted on October 12, 1999. A major emphasis of the present Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser, especially for those persons who have "access" to decisions regarding the purchase and sale of securities by the Fund. The investment adviser has a compliance officer and a designated individual who monitor adherence by employees to the Code of Ethics for both organizations. In 2002, there were only 7 "buys" and 10 "sells" for the employee group of more than 20 persons plus their spouses.

During the period covered by this report, there were no waivers granted from the Code of Ethics to the officers identified in the preceding paragraph. If a waiver had been granted, the name of the person to whom the waiver was granted would be disclosed along with the date the waiver was granted.

The investment adviser and the Fund plan to disclose any amendments to, or waivers from, the Code of Ethics. These disclosures will be made through special notices within the regular quarterly, semi-annual, and annual reports to shareholders. This information will not be posted on the investment adviser's website.

Audit Committee Financial Experts The process to determine the number and names of the persons that would be classified as financial experts as defined in the Sarbanes-Oxley Act of 2002 and SEC rules, has not been formulated by the Fund's Board of Directors as of this date. When the Fund's Board of Directors has determined the person(s), if any, who are financial expert(s) on the Audit Committee, the Fund will disclose the qualifications and independence of the financial expert(s). If the Board of Directors does not find a financial expert from within its current membership, the Fund will disclose that fact and explain why our organization does not have such an expert.

Controls and Procedures Management assessment and evaluation responses that are made by the certifying officers are organized into two categories: Disclosure Controls and Procedures and Internal Controls and Procedures for Financial Reporting in Reports. Every investment company must establish new and maintain existing disclosure controls and procedures. These controls and procedures are intended to ensure that the Fund maintains sufficient capabilities for gathering, analyzing, and disclosing all information that is

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Shareholder Communication             MD&A-7                     January 23, 2003

required to be disclosed in its reports in a timely fashion. Disclosure controls and procedures are required to be designed to develop the movement of material information known by an organization's employees along to the certifying officers, particularly during the period for and within which a required report is being prepared. As of the end of the fiscal period covered by the report, an evaluation must be carried out under the supervision and with the participation of the Fund's management, including the principal executive officer or officers and the principal financial officer or officers, or persons performing similar functions. These persons must report their conclusions about the effectiveness of the design and operation of the Fund's disclosure controls and procedures.

The disclosure controls and procedures of Bridges Investment Fund, Inc. have been designed to provide appropriate information for the Annual Report to Shareholders, the Proxy Statement, the Form N-SAR (Semi-Annual Report For Registered Investment Companies), the Form N-1A (the Prospectus, the Statement of Additional Information, and Other Information), and the Quarterly Reports to Shareholders, and the Written Statement of Shareholder related to Section 544 of the Internal Revenue Code and Treasury Regulation Section 1-852-7.

Bridges Investment Counsel, Inc., as investment manager for the Fund, has organized a Disclosure Controls and Procedures Committee, initially comprised of eleven persons. The Committee has defined its responsibilities and structures into the following areas: flow of information, work processes, control activities, general business practice guidelines, and the roles and responsibilities of the certifying officers.

The flow of information into reports commences with the reading, by at least two of the assigned responsible persons, of each item that requires a response as a part of a Form mandated by the Securities and Exchange Commission for filing by the Fund. These persons identify the sources of information for the item and gather the necessary content for disclosure. The preparation for each Form becomes a "project". The two or more individuals are assigned by Fund management based on skill, knowledge, and experience with the subjects to be covered and their prior involvement with the specific filing.

Work processes involve the creation of project papers and documentation with related statistical spreadsheets as appropriate as the basic threshold for the filing responses. Drafts of all text materials and statistical presentations are framed as the intermediate phase of work processes for filing of Forms. A final review by the responsible manager and a back-up person is made of the completed response(s). The finished document may then be forwarded to representatives of the Fund's auditing firm, attorneys, and to the certifying officers for review and for completion of the filing.

Control activities are performed by assigned readers and reviewers. These persons will include persons who worked on the project filing and individuals who had no involvement or familiarity with the subject disclosures. The first phase of this effort is designed to substantiate the completeness of the responses and the ability of the reader to understand the presentation about the subject. Grammar and spelling will be checked. The second initiative is the referencing of substantive statements and statistics back to sources within the Fund's documents and/or to the authority requirement for the disclosure within laws and regulations related thereto. Lastly, the filing of a report is subject to a final reading by each of the certifying officers and their delegated support persons within the disclosure controls and procedures structure of the Fund.

General business practice and procedures form the broad platform for the disclosure controls and procedure structure. These activities include document retention and retrieval project papers with supporting analysis saved in special folders, a complete range of reference documents to provide guidance for the content of responses,

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Shareholder Communication         MD&A-8                     January 23, 2003

availability and adequate capability of information systems for use by staff personnel, dedicated and motivated human resources sufficient to complete normal daily business tasks and the extra load of regulatory assignments, training and leadership roles, selection of professional persons outside the Fund's organization for knowledgeable assistance, membership in industry associations to monitor trends, and other factors. Two general business practices of Bridges Investment Counsel, Inc. that strongly support the disclosure controls and procedures process are: duplicate copying of records of items of original entry and dual authorization signatures for corporate actions. These policies create and maintain a sizable body of information and cause involvement of and control by knowledgeable, responsible persons.

The roles and responsibilities of the certifying officers within the foregoing processes and structure are, sequentially, to define projects and assign preparers of the information for each filing and report, provide guidance and structure for the project, require accountability for performance including deadlines, coordination of activities among the various persons and departments, question and probe the results for accuracy and completeness, and, finally, approve and certify the filing of reports.

The foregoing text concludes the initial description for the Disclosure Controls and Procedures for Bridges Investment Fund, Inc. This text will be made available to shareholders in the future upon request made to Mary Ann Mason, Corporate Secretary. A certification set forth for the Form N-CSR will appear in accordance with Rule 30b2-1 and Rule 30e-1:

Bridges Investment Fund, Inc.

Disclosure Controls and Procedures Report

Evaluation Date: December 31, 2002

The disclosure controls and procedures of Bridges Investment Fund, Inc. as defined in Rule 30a-2(c) under the Investment Company Act of 1940 are effective in the opinion of the Chief Executive Officer, Edson L. Bridges II, the President, Edson L. Bridges III, and the Treasurer, Nancy K. Dodge. These conclusions were reached independently by each person after performing the various monitoring activities as outlined in the Management Discussion & Analysis letter to shareholders dated January 23, 2003.

There were no material deficiencies in the disclosure controls and procedures in effect for Bridges Investment Fund, Inc. for the ninety-day period as defined by regulation for the evaluation period. There were no material changes made to the disclosure controls and procedures for the Fund during the evaluation.

The SEC has proposed a definition of "internal controls and procedures for financial reporting" in Rule 30a-2(d) as controls that pertain to the preparation of financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles as addressed by Section 319 of the Codification of Statements on Auditing Standards. The Section 319 definition of internal controls and procedures and prior auditor standards for internal controls and procedures have been in effect as part of the Fund's financial audit procedures for many years.

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Shareholder Communication             MD&A-9                     January 23, 2003

On January 16, 2003, the three certifying officers of the Fund provided a letter to Deloitte & Touche LLP, auditors for the Fund, and a letter to the Audit Committee of Bridges Investment Fund, Inc. that stated there were no material weaknesses in the Fund's system of internal controls and procedures. These letters further stated that there had been no changes made to the Fund's internal controls and procedures. Both representations applied to an evaluation period of December 31, 2002.

Exhibits to the N-CSR will include a copy of this report transmitted to the Fund's stockholders pursuant to Rule 30e-1 and a copy of the Code of Ethics that apply to the officers of the Fund and its investment adviser.

Additional commentary and disclosures will be made on these new disclosures once the N-CSR rules and regulations are promulgated in final form, in the event these descriptions have become incomplete.

Thank you for the time taken to read and absorb this information.

Respectfully submitted,

 /s/ Edson L. Bridges II

Edson L. Bridges II

Chairman and Chief Executive Officer

Certifying Officer

/s/ Edson L. Bridges III

Edson L. Bridges III

President

Certifying Officer

/s/ Nancy K. Dodge

Nancy K. Dodge

Treasurer

Certifying Officer

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